Exhibit 99.1

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 25, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                                  May 25, 2008
                                                                 --------------
 CURRENT ASSETS:
     Cash and Cash Equivalents                               $       1,863,546
     Restricted Cash                                                    76,922
     Accounts Receivable                                               125,330
     Prepaid Expenses                                                  696,501
     Other Current Assets                                              239,105
     Assets of Discontinued Operations                                     435
                                                                 --------------
          TOTAL CURRENT ASSETS                                       3,001,839
                                                                 --------------


 VESSELS & EQUIPMENT
     Vessel - Palm Beach Princess - under Capital Lease             15,000,000
     Vessel - Big Easy - under Capital Lease - Not in Service        8,712,858
     Other Fixed Assets                                              6,883,917
                                                                 --------------
                                                                    30,596,775
     LESS: Accumulated Depreciation and Amortization                 8,345,248
                                                                 --------------
          TOTAL VESSELS & EQUIPMENT - NET                           22,251,527
                                                                 --------------


 OTHER ASSETS:
     Notes Receivable                                                4,800,658
     Deposits and Other Assets - Non-Related Parties                   106,231
     Spare Parts Inventory                                             494,284
                                                                 --------------
          TOTAL OTHER ASSETS                                         5,401,173
                                                                 --------------


 TOTAL ASSETS                                                $      30,654,539
                                                                 ==============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 25, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                  May 25, 2008
                                                                 -------------
 CURRENT LIABILITIES:
     Accounts Payable                                        $      2,002,644
     Accrued Expenses                                               3,256,622
     DIP Financing                                                  3,198,466
     Liabilities of Discontinued Operations                           420,200
                                                                 -------------
          TOTAL CURRENT LIABILITIES                                 8,877,932
                                                                 -------------

 LIABILITIES SUBJECT TO COMPROMISE:                                54,985,816
                                                                 -------------

                                                                 -------------
          TOTAL LIABILITIES                                        63,863,748
                                                                 -------------

 DEFERRED INCOME                                                    1,808,271

 COMMITMENTS AND CONTINGENCIES

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock $100.00 Par Value                    36,284,375
     Series B Preferred Stock $10.00 Par Value                      5,000,000
     Common Stock $2.00 Par Value                                  24,565,125
     Capital in Excess of Par                                      24,232,083
     Retained Earnings (Deficit)                                 (124,641,525)
                                                                 -------------
                                                                  (34,559,942)
     LESS:
        Treasury Stock, 915,077 Shares                                457,538

                                                                 -------------
          TOTAL STOCKHOLDERS' EQUITY                              (35,017,480)
                                                                 -------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $     30,654,539
                                                                 =============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED MAY 25, 2008
                                   (UNAUDITED)
                                                                One Month Ended
                                                                  May 25, 2008
                                                                ----------------
 OPERATING REVENUES:
     Gaming                                                  $        1,719,907
     Fare                                                                78,629
     On Board                                                           118,228
     Other                                                                  876
                                                                ----------------
     NET OPERATING REVENUES                                           1,917,640
                                                                ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                             257,960
     Fare                                                               328,997
     On Board                                                           387,382
     Maritime & Legal Expenses                                          671,160
     General & Administrative Expenses                                  325,416
     Ship Carrying Costs - Big Easy                                      32,033
     Ship Carrying Costs - Royal Star                                   128,051
     Depreciation & Amortization                                         17,917
     Impairment of Assets                                                96,191
                                                                ----------------
     TOTAL OPERATING COSTS AND EXPENSES                               2,245,107
                                                                ----------------

 OPERATING INCOME (LOSS)                                               (327,467)

 OTHER INCOME (EXPENSE):
     Interest and Financing Expenses                                   (195,691)
     Interest Income                                                        513
     Bankruptcy Costs                                                   119,901
     Elimination of Inter-Company Balances                              (13,600)
     Forgiveness of Debt                                                218,998
                                                                ----------------
     TOTAL OTHER INCOME (EXPENSE)                                       130,121
                                                                ----------------

 (LOSS) BEFORE TAX PROVISION                                           (197,346)
   Income Tax Expense                                                         -
                                                                ----------------

 NET (LOSS)                                                  $         (197,346)
                                                                ================

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:           $            (0.02)
                                                                ================

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                ================

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number:06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED MAY 25, 2008
                                   (UNAUDITED)

                                                              One Month Ended
                                                                May 25, 2008
                                                              ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
     (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (197,344)
     Adjustments to reconcile income (loss)
         to net cash (used in)provided by
         operating activities:
     Depreciation and Amortization                                   146,586
     Inter-Company Adjustments                                        13,600
     Increase in Deferred Income                                     368,321
     Impairment of Assets                                             96,191
     Changes in Operating Assets and Liabilities -
        (Increase) in Restricted Cash & Investments
        (Increase) Decrease in Accounts Receivable                   (16,278)
        (Increase) Decrease in Other Assets                            6,182
        (Increase) Decrease in Prepaid Expenses                      196,437
        Increase (Decrease) in Accounts Payable and
         Accrued Expenses                                           (483,410)
                                                              ---------------
     NET CASH PROVIDED BY (USED IN) OPERATING                        130,285
                                                              ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                  -
     (Increase) Decrease in Other Investment Activity                  1,218
                                                              ---------------
     NET CASH (USED IN) INVESTING ACTIVITIES                           1,218
                                                              ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Funds Received from PDS Notes & Other Lenders                         -
     DIP Financing Funds Received                                          -
     Advances (Paid) Received (to) From Related Parties                    -
     Principal Payments on Short Term Notes                                -
                                                              ---------------
     NET CASH (USED IN) FINANCING ACTIVITIES                               -
                                                              ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                131,503
     CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD          1,808,965
                                                              ---------------

     CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $     1,940,468
                                                              ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 25, 2008
                                   (Unaudited)

                                     ASSETS

            Bankruptcy Court Case No.          06-16441-BKC-PGH     06-16354-BKC-PGH     06-16351-BKC-PGH   06-16350-BKC-PGH
                                                 ITB, Inc.             Royal Star            ITG Palm          ITGV, Inc.
                                                                   Entertainment, LLC       Beach, LLC
                                              ----------------   ----------------------  ----------------   ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents               $              -  $                        $         27,883  $       1,807,421
     Restricted Cash                                                                                                 76,922
     Accounts Receivable                                                                          48,043            217,065
     Prepaid Expenses                                  11,055                   94,824            32,996            509,474
     Other Current Assets                                                                          8,740            215,525
     Net Assets of Discontinued
      Operations - Current
                                              ----------------   ----------------------  ----------------   ----------------
          TOTAL CURRENT ASSETS                         11,055                   94,824           117,662          2,826,407
                                              ----------------   ----------------------  ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                               15,000,000
     Ship Not Placed in Service -  Big Easy                                                    8,712,858
     Equipment                                         67,066                                                     6,816,851
                                              ----------------   ----------------------  ----------------   ----------------
                                                       67,066                        -         8,712,858         21,816,851
     LESS: Accumulated Depreciation
           and Amortization                                                                      721,597          7,623,651
                                              ----------------   ----------------------  ----------------   ----------------
          TOTAL PLANT & EQUIPMENT - NET                67,066                        -         7,991,261         14,193,200
                                              ----------------   ----------------------  ----------------   ----------------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related            3,571                                    117,500
     Spare Parts Inventory                                                                                          494,284
     Notes Receivable                               2,500,000
                                              ----------------   ----------------------  ----------------   ----------------
          TOTAL OTHER ASSETS                        2,503,571                        -           117,500            494,284
                                              ----------------   ----------------------  ----------------   ----------------

 TOTAL ASSETS                                $      2,581,692  $                94,824  $      8,226,423  $      17,513,891
                                              ================   ======================  ================   ================

            Bankruptcy Court Case No.         06-16357-BKC-PGH   06-16356-BKC-PGH
                                                   ITGDC              Orion

                                              ----------------   ----------------
 CURRENT ASSETS:
     Cash and Cash Equivalents               $                 $
     Restricted Cash
     Accounts Receivable
     Prepaid Expenses
     Other Current Assets
     Net Assets of Discontinued
      Operations - Current
                                              ----------------   ----------------
          TOTAL CURRENT ASSETS                              -                  -
                                              ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess
     Ship Not Placed in Service -  Big Easy
     Equipment
                                              ----------------   ----------------
                                                            -                  -
     LESS: Accumulated Depreciation
           and Amortization
                                              ----------------   ----------------
          TOTAL PLANT & EQUIPMENT - NET                     -                  -
                                              ----------------   ----------------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related
     Spare Parts Inventory
     Notes Receivable                                                  2,300,658
                                              ----------------   ----------------
          TOTAL OTHER ASSETS                                -          2,300,658
                                              ----------------   ----------------

 TOTAL ASSETS                                $              -  $       2,300,658
                                              ================   ================

   Bankruptcy Court Case No.                                                   Non-Bankrupt Companies
                                                                               ----------------------
                                              GMO        ITB        ITB Mgmt       GSRT         HOLDFREE      MGMT INC     TOTAL
                                              Travel     Racing                    RACE TRACK   RACE TRACK
                                              ---------  --------   ------------   ----------   -----------   ---------- -----------
 CURRENT ASSETS:
     Cash and Cash Equivalents               $  25,971  $   (666) $       2,937  $             $             $          $ 1,863,546
     Restricted Cash                                                                                                         76,922
     Accounts Receivable                      (139,778)                                                                     125,330
     Prepaid Expenses                           48,152                                                                      696,501
     Other Current Assets                                                                                                   224,265
     Net Assets of Discontinued
      Operations - Current                                                                335           100                     435
                                              ---------  --------   ------------   -----------  ------------   --------  -----------
          TOTAL CURRENT ASSETS                 (65,655)     (666)         2,937           335           100          -    2,986,999
                                              ---------  --------   ------------   -----------  ------------   --------  -----------

 VESSEL, PLANT & EQUIPMENT:
     Vessels - Palm Beach Princess                                                                                       15,000,000
     Ship Not Placed in Service -  Big Easy                                                                               8,712,858
     Equipment                                                                                                            6,883,917
                                              ---------  --------   ------------   -----------  ------------   --------  -----------
                                                     -         -              -             -             -          -   30,596,775
     LESS: Accumulated Depreciation
           and Amortization                                                                                               8,345,248
                                              ---------  --------   ------------   -----------  ------------   --------  -----------
          TOTAL PLANT & EQUIPMENT - NET              -         -              -             -             -          -   22,251,527
                                              ---------  --------   ------------   -----------  ------------   --------  -----------

 OTHER ASSETS:
     Deposits and Other Assets - Non-Related                                                                                121,071
     Spare Parts Inventory                                                                                                  494,284
     Notes Receivable                                                                                                     4,800,658
                                              ---------  --------   ------------   -----------  ------------   --------  -----------
          TOTAL OTHER ASSETS                         -         -              -             -             -          -    5,416,013
                                              ---------  --------   ------------   -----------  ------------   --------  -----------

 TOTAL ASSETS                                $ (65,655) $   (666) $       2,937  $        335  $        100  $       -  $30,654,539
                                              =========  ========   ============   ===========  ============   ========  ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant
   year  end   adjustments   for  the  impairment  of  assets,   write  offs  of
   inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF MAY 25, 2008
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

            Bankruptcy Court Case No.   06-16441-BKC-PGH     06-16354-BKC-PGH      06-16351-BKC-PGH  06-16350-BKC-PGH
                                          ITB, Inc.             Royal Star            ITG Palm          ITGV, Inc.
                                                            Entertainment, LLC       Beach, LLC
                                       ----------------   ----------------------  ----------------   ----------------
 CURRENT LIABILITIES:
     Accounts Payable                 $        886,096  $                 1,416  $        129,273  $         965,584
     Accrued Expenses                          425,466                        -         1,071,485          1,670,648
     DIP Financing                                                                                         3,198,466
     Net Liabilities of Discontinued
      Operations - Current
                                       ----------------   ----------------------  ----------------   ----------------
          TOTAL CURRENT LIABILITIES          1,311,562                    1,416         1,200,758          5,834,698
                                       ----------------   ----------------------  ----------------   ----------------


                                       ----------------   ----------------------  ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          2,561,242                4,824,257        21,816,163         22,505,433
                                       ----------------   ----------------------  ----------------   ----------------

 DEFERRED INCOME                                     -                        -                 -            368,321
                                       ----------------   ----------------------  ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                       -                        -                 -                  -
                                       ----------------   ----------------------  ----------------   ----------------

     Due To/(From) Affiliates                  121,317                        -           334,896           (386,411)

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                     36,284,375
     Series B Preferred Stock
      $10.00 Par Value                       5,000,000
     Common Stock $2.00 Par Value           24,526,024                                                             1
     Capital in Excess of Par              184,552,785
     Retained Earnings (Deficit)          (251,318,075)              (4,730,849)      (15,125,394)       (10,808,151)
                                       ----------------   ----------------------  ----------------   ----------------
          TOTAL                               (954,891)              (4,730,849)      (15,125,394)       (10,808,150)

                                       ----------------   ----------------------  ----------------   ----------------
     LESS:
        Treasury Stock                         457,538                        -                 -                  -
                                       ----------------   ----------------------  ----------------   ----------------
          TOTAL STOCKHOLDERS' EQUITY        (1,412,429)              (4,730,849)      (15,125,394)       (10,808,150)
                                       ----------------   ----------------------  ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $      2,581,692  $                94,824  $      8,226,423  $      17,513,891
                                       ================   ======================  ================   ================

            Bankruptcy Court Case No.   06-16357-BKC-PGH  06-16356-BKC-PGH
                                            ITGDC              Orion

                                       ----------------   ----------------
 CURRENT LIABILITIES:
     Accounts Payable                 $                 $
     Accrued Expenses
     DIP Financing
     Net Liabilities of Discontinued
      Operations - Current
                                       ----------------   ----------------
          TOTAL CURRENT LIABILITIES                  -                  -
                                       ----------------   ----------------


                                       ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          1,238,440          1,250,658
                                       ----------------   ----------------

 DEFERRED INCOME                                     -                  -
                                       ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                       -                  -
                                       ----------------   ----------------

     Due To/(From) Affiliates                  193,846

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value
     Series B Preferred Stock
      $10.00 Par Value
     Common Stock $2.00 Par Value
     Capital in Excess of Par
     Retained Earnings (Deficit)            (1,432,286)         1,050,000
                                       ----------------   ----------------
          TOTAL                             (1,432,286)         1,050,000

                                       ----------------   ----------------
     LESS:
        Treasury Stock                               -                  -
                                       ----------------   ----------------
          TOTAL STOCKHOLDERS' EQUITY        (1,432,286)         1,050,000
                                       ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $              -  $       2,300,658
                                       ================   ================

   Bankruptcy Court Case No.                                                   Non-Bankrupt Companies
                                                                               ----------------------
                                        GMO        ITB        ITB Mgmt      GSRT           HOLDFREE       MGMT INC       TOTAL
                                        Travel     Racing                   RACE TRACK     RACE TRACK
                                       ---------  --------   ------------   -------------  -----------    --------- --------------
 CURRENT LIABILITIES:
     Accounts Payable                 $ (53,723) $ 73,998  $           -  $            -  $          -  $       -  $    2,002,644
     Accrued Expenses                  (132,913)                 221,937                                                3,256,622
     DIP Financing                                                                                                      3,198,466
     Net Liabilities of Discontinued
      Operations - Current                                                       209,200       211,000                    420,200
                                       ---------  --------   ------------   -------------  ------------   --------  --------------
          TOTAL CURRENT LIABILITIES    (186,636)   73,998        221,937         209,200       211,000          -       8,877,932
                                       ---------  --------   ------------   -------------  ------------   --------  --------------


                                       ---------  --------   ------------   -------------  ------------   --------  --------------
 LIABILITIES SUBJECT TO COMPRIMISE:               (227,877)    1,017,500                                               54,985,816
                                       ---------  --------   ------------   -------------  ------------   --------  --------------

 DEFERRED INCOME                              -         -              -       1,439,950             -          -       1,808,271
                                       ---------  --------   ------------   -------------  ------------   --------  --------------

 COMMITMENTS AND CONTINGENCIES                -         -              -               -             -          -               -
                                       ---------  --------   ------------   -------------  ------------   --------  --------------

     Due To/(From) Affiliates            29,250        20                                     (292,919)                         -

 STOCKHOLDERS' EQUITY:
     Series A Preferred Stock
      $100.00 Par Value                                                                                                36,284,375
     Series B Preferred Stock
      $10.00 Par Value                                                                                                  5,000,000
     Common Stock $2.00 Par Value           200                   12,500           1,000        25,400                 24,565,125
     Capital in Excess of Par                                    (39,990)   (163,295,651)    3,014,939                 24,232,083
     Retained Earnings (Deficit)         91,531   153,193     (1,209,010)    161,645,836    (2,958,320)              (124,641,525)
                                       ---------  --------   ------------   -------------  ------------   --------  --------------
          TOTAL                          91,731   153,193     (1,236,500)     (1,648,815)       82,019          -     (34,559,942)

                                       ---------  --------   ------------   -------------  ------------   --------  --------------
     LESS:
        Treasury Stock                        -         -              -               -             -          -         457,538
                                       ---------  --------   ------------   -------------  ------------   --------  --------------
          TOTAL STOCKHOLDERS' EQUITY     91,731   153,193     (1,236,500)     (1,648,815)       82,019          -     (35,017,480)
                                       ---------  --------   ------------   -------------  ------------   --------  --------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $ (65,655) $   (666) $       2,937  $          335  $        100  $       -  $   30,654,539
                                       =========  ========   ============   =============  ============   ========  ==============

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant
   year  end   adjustments   for  the  impairment  of  assets,   write  offs  of
   inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 5/1/2008 AND ENDING 5/31/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                   INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED MAY 25, 2008
                                   (Unaudited)

            Bankruptcy Court Case No.   06-16441-BKC-PGH     06-16354-BKC-PGH      06-16351-BKC-PGH  06-16350-BKC-PGH
                                          ITB, Inc.             Royal Star            ITG Palm          ITGV, Inc.
                                                            Entertainment, LLC       Beach, LLC
                                       ----------------   ----------------------  ----------------   ----------------
 OPERATING REVENUES:
     Gaming                           $              -  $                     -  $              -  $       1,719,907
     Fare                                            -                        -                 -             78,629
     On Board                                        -                        -                 -            118,228
     Other                                           -                        -                 -
                                       ----------------   ----------------------  ----------------   ----------------
     NET OPERATING REVENUES                          -                        -                 -          1,916,764
                                       ----------------   ----------------------  ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                  257,960
     Fare                                                                                                    327,049
     On Board                                                                                                387,382
     Maritime & Legal Expenses                                                                               671,160
     G & A Expenses -
       Palm Beach Princess                                                5,309                              283,814
     G & A Expenses - Parent                    32,013
     Development Costs                                                        -           122,407
     Impairment of Assets                                                                                     96,191
     Depreciation & Amortization                                                                              17,917
                                       ----------------   ----------------------  ----------------   ----------------
     TOTAL OPERATING COSTS
      AND EXPENSES                              32,013                    5,309           122,407          2,041,473
                                       ----------------   ----------------------  ----------------   ----------------

 OPERATING INCOME (LOSS)                       (32,013)                  (5,309)         (122,407)          (124,709)
                                       ----------------   ----------------------  ----------------   ----------------
 OTHER INCOME (EXPENSE):
     Interest and Financing
      Expenses                                                                                              (195,691)
     Interest Income                                                                                             513
     ITG Vegas Bankruptcy Costs                                                            (3,262)           123,326
     Elimination of Inter-
      Company Balances                            (163)                 (13,600)
     Forgiveness of Debt                                                 (5,878)                             224,876
                                       ----------------   ----------------------  ----------------   ----------------
     TOTAL OTHER INCOME (EXPENSE)                 (163)                 (19,478)           (3,262)           153,024
                                       ----------------   ----------------------  ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (32,176)                 (24,787)         (125,669)            28,315
     LESS: State Income Tax Expense                  -                        -                 -                  -
                                       ----------------   ----------------------  ----------------   ----------------

 NET INCOME (LOSS)                    $        (32,176) $               (24,787) $       (125,669) $          28,315
                                       ================   ======================  ================   ================

            Bankruptcy Court Case No.   06-16357-BKC-PGH  06-16356-BKC-PGH
                                            ITGDC              Orion

                                       ----------------   ----------------
 OPERATING REVENUES:
     Gaming                           $              -  $               -
     Fare                                            -                  -
     On Board                                        -                  -
     Other                                           -                  -
                                       ----------------   ----------------
     NET OPERATING REVENUES                          -                  -
                                       ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
     Gaming
     Fare
     On Board
     Maritime & Legal Expenses
     G & A Expenses -
       Palm Beach Princess
     G & A Expenses - Parent
     Development Costs
     Impairment of Assets
     Depreciation & Amortization
                                       ----------------   ----------------
     TOTAL OPERATING COSTS
      AND EXPENSES                                   -                  -
                                       ----------------   ----------------

 OPERATING INCOME (LOSS)                             -                  -
                                       ----------------   ----------------
 OTHER INCOME (EXPENSE):
     Interest and Financing
      Expenses
     Interest Income
     ITG Vegas Bankruptcy Costs
     Elimination of Inter-
      Company Balances
     Forgiveness of Debt
                                       ----------------   ----------------
     TOTAL OTHER INCOME (EXPENSE)                    -                  -
                                       ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION                 -                  -
     LESS: State Income Tax Expense                  -                  -
                                       ----------------   ----------------

 NET INCOME (LOSS)                    $              -  $               -
                                       ================   ================

   Bankruptcy Court Case No.                                                   Non-Bankrupt Companies
                                                                               ----------------------
                                        GMO       ITB        ITB Mgmt       GSRT         HOLDFREE      MGMT INC   TOTAL
                                        Travel    Racing                    RACE TRACK   RACE TRACK
                                       ---------  --------   ------------   -----------  -----------   --------  -----------
 OPERATING REVENUES:
     Gaming                           $       -  $      -  $           -  $          -  $         -  $       -  $ 1,719,907
     Fare                                     -         -              -             -            -          -       78,629
     On Board                                 -         -              -             -            -          -      118,228
     Other                                  876         -              -             -            -          -          876
                                       ---------  --------   ------------   -----------  -----------   --------  -----------
     NET OPERATING REVENUES                 876         -              -             -            -          -    1,917,640
                                       ---------  --------   ------------   -----------  -----------   --------  -----------

 OPERATING COSTS AND EXPENSES:
     Gaming                                                                                                         257,960
     Fare                                 1,948                                                                     328,997
     On Board                                                                                                       387,382
     Maritime & Legal Expenses                                                                                      671,160
     G & A Expenses -
       Palm Beach Princess               41,600        20                                                           330,743
     G & A Expenses - Parent                                                                                         32,013
     Development Costs                      335                                                                     122,742
     Impairment of Assets                                                                                            96,191
     Depreciation & Amortization                                                                                     17,917
                                       ---------  --------   ------------   -----------  -----------   --------  -----------
     TOTAL OPERATING COSTS
      AND EXPENSES                       43,883        20              -             -            -          -    2,245,105
                                       ---------  --------   ------------   -----------  -----------   --------  -----------

 OPERATING INCOME (LOSS)                (43,007)      (20)             -             -            -          -     (327,465)
                                       ---------  --------   ------------   -----------  -----------   --------  -----------
 OTHER INCOME (EXPENSE):
     Interest and Financing
      Expenses                                                                                                     (195,691)
     Interest Income                                                                                                    513
     ITG Vegas Bankruptcy Costs                                                                                     120,064
     Elimination of Inter-
      Company Balances                                                                                              (13,763)
     Forgiveness of Debt                                                                                            218,998
                                       ---------  --------   ------------   -----------  -----------   --------  -----------
     TOTAL OTHER INCOME (EXPENSE)             -         -              -             -            -          -      130,121
                                       ---------  --------   ------------   -----------  -----------   --------  -----------

 INCOME (LOSS)  BEFORE TAX PROVISION    (43,007)      (20)             -             -            -          -     (197,344)
     LESS: State Income Tax Expense           -         -              -             -            -          -            -
                                       ---------  --------   ------------   -----------  -----------   --------  -----------

 NET INCOME (LOSS)                    $ (43,007) $    (20) $           -  $          -  $         -  $       -  $  (197,344)
                                      ==========  ========   =============  ==========   ===========  =========  ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

These internally generated financials include but are not limited to significant
   year  end   adjustments   for  the  impairment  of  assets,   write  offs  of
   inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

These internally generated financials include the results of inter-company adjustments for approved cash expenditures paid by ITG Vegas, Inc. for the parent company during the five months ended May 25, 2008.